UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2007

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen, 518119 People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

           As disclosed by China BAK Battery, Inc. (the “Company”) in its Current Report on Form 8-K filed with the SEC on April 3, 2007, as amended by its Current Report on Form 8-K/A filed with the SEC on April 11, 2007, the Company dismissed KPMG as the Company’s principal accountants and appointed PKF as its principal accountants, in each case effective April 1, 2007. The Company provided KPMG with a copy of the disclosures in such Form 8-K, as amended by such Form 8-K/A, and requested that KPMG furnish a letter, pursuant to Item 304(a)(3) of Regulation S-K, addressed to the Securities and Exchange Commission stating whether or not it agreed with that disclosure. The Company is filing this amendment to such Form 8-K, as amended by such Form 8-K/A, to provide a copy of the letter received from KPMG, which is attached hereto as Exhibit 16 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

16	Letter from KPMG to Securities and Exchange Commission, dated April 13, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: April 17, 2007	By:	/s/ Xiangqian Li

Xiangqian Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from KPMG to Securities and Exchange Commission, dated April 13, 2007.